UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 8, 2026

TPG Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-41222	87-2063362
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300			76102
Fort Worth,	TX		(Zip Code)
(817) 871-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TPG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
6.950% Subordinated Notes due 2064	TPGXL	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As part of TPG Inc.’s (the “Company”) previously disclosed long-term corporate governance transition to oversight by a majority independent board, on April 8, 2026, the board of directors of the Company (the “Board”) increased the size of the Board from thirteen to fourteen members and appointed Admiral William H. McRaven as an independent director to fill the resulting vacancy, effective May 1, 2026. Mr. McRaven will serve as a member of the Compensation Committee and Conflicts Committee.

The Board has determined that Mr. McRaven satisfies all applicable requirements to serve on the Compensation Committee and Conflicts Committee, including, without limitation, the applicable independence requirements of the Nasdaq Stock Market LLC and the Securities Exchange Act of 1934, as amended.

There are no arrangements or understandings between Mr. McRaven and any other person pursuant to which he was appointed as a director of the Company. There are no current or proposed transactions between Mr. McRaven or any of his related persons and the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Mr. McRaven will receive the standard compensation available to other independent directors of the Company in accordance with the Company’s Independent Director Compensation Policy filed as Exhibit 10.31 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 17, 2026. Mr. McRaven also entered into the Company’s standard indemnification agreement for independent directors.
Item 7.01 Regulation FD Disclosure.
A copy of the Company’s press release announcing the appointment of Mr. McRaven as a director of the Company is furnished as exhibit 99.1 to this Current Report on Form 8-K.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or Exhibit 99.1 be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of TPG Inc., dated April 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG INC.

By:	/s/ Jennifer L. Chu
Name:	Jennifer L. Chu
Title:	Chief Legal Officer and General Counsel
Date: April 9, 2026